EMERGENT BIOSOLUTIONS INC. AMENDED AND RESTATED STOCK INCENTIVE PLAN
1. Purpose
The purpose of this Amended and Restated Stock Incentive Plan (the “Plan”) of Emergent BioSolutions Inc., a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to align their interests with those of the Company’s stockholders. The Plan amends and restates the 2006 Stock Incentive Plan (the “Original Plan”) that was originally adopted by the board of directors of the Company (the “Board”) on October 25, 2006 and approved by the stockholders on October 27, 2006, was amended by the Board on March 31, 2009 and approved by the stockholders on May 21, 2009, was amended by the Board on March 6, 2012 and approved by the stockholders on May 17, 2012, was amended by the Board on March 20, 2014 and approved by the stockholders on May 22, 2014, was amended by the Board on March 24, 2016 and approved by our stockholders on May 19, 2016, was amended by the Board on March 22, 2018 and approved by our stockholders on May 24, 2018, was amended by the Board on March 18, 2021 and approved by our stockholders on May 20, 2021, was amended by the Board on January 4, 2023, effective as of January 5, 2023, was amended by the Board on March 23, 2023 and approved by our stockholders on May 25, 2023 and amended by the Board on March 26, 2024 and approved by our stockholders on May 23, 2024. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board. Awards granted on or before March 23, 2023 will continue to be governed by the terms of the Plan that were in effect on their respective grant date; provided, however, that the Board’s acceleration authority under Section 10(h) shall apply to such awards; and provided further that the minimum vesting requirements that apply to such awards shall be the minimum vesting requirements provided under Sections 5(d), 6(d), 7(b), 8 and 10(i) of this amended and restated Plan document, and not the minimum vesting condition that applied to the awards when they were originally granted.
2. Eligibility
All of the Company’s employees, officers, directors, consultants and advisors to the Company (as such terms consultants and advisors are defined and interpreted for purposes of Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), or any successor form) are eligible to receive options, stock appreciation rights, restricted stock, restricted stock units, performance awards, and other stock-unit awards (each, an “Award”) under the Plan. Each person who receives an Award under the Plan is deemed a “Participant”. All of the terms and conditions of each Award shall be set forth in an Award agreement.
3. Administration and Delegation
(a) Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may construe and interpret the terms of the Plan and any Award agreements entered into under the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.
(b) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board or the officers referred to in Section 3(c) to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee or officers.
(c) Delegation to Officers. Subject to any requirements of applicable law (including as applicable Sections 152 and 157(c) of the General Corporation Law of the State of Delaware), the Board may delegate to one or more officers of the Company the power to grant Awards (subject to any limitations under the Plan) to employees or officers of the Company and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of Awards to be granted by such officers, the maximum number of shares subject to Awards that the officers may grant, and the time period in which such Awards may be granted; and provided further, that no officer shall be authorized to grant Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to any “officer” of the Company (as defined by Rule 16a-1(f) under the Exchange Act).
(d) Awards to Non-Employee Directors. Awards made to non-employee directors will be granted and administered by a Committee, all of the members of which are independent directors as defined by Section 303A.02 of the New York Stock Exchange Listed Company Manual.
4. Stock Available for Awards.
(a) Maximum Number of Shares. An aggregate of 2,100,000 shares of common stock, $0.001 par value per share, of the Company (the “Common Stock”) shall be added to the 29,108,561 shares issuable or transferable under the Plan as of January 1, 2024, for a total of 31,208,561 shares.
If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right), is settled in cash, or results in any shares of Common Stock not being issued, the unused shares of Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. Shares of Common Stock delivered (either by actual delivery, attestation or net exercise) to the Company by a Participant to (i) purchase shares of Common Stock upon the exercise of an Award or (ii) satisfy tax withholding obligations with respect to Options and Stock Appreciation Rights (including shares retained from the Option or Stock Appreciation Right creating the tax obligation) shall not be added back to the number of shares available for future grant of Awards (for the avoidance of doubt, shares of Common Stock delivered to the Company by a Participant to satisfy tax withholding obligations with respect to Restricted Stock, Restricted Stock Units and Other Stock Unit Awards (including shares retained from the Restricted Stock, Restricted Stock Unit or Other Stock Unit Award creating the tax obligation) shall be added back to the number of shares available for future grant of Awards). However, in the case of Incentive Stock Options (as hereinafter defined), the foregoing provisions shall be subject to any limitations under the Code. Shares of Common Stock issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares. Notwithstanding anything to the contrary herein, with respect to Stock Appreciation Rights settled in shares of Common Stock upon exercise, the aggregate number of shares of Common Stock with respect to which the Stock Appreciation Right is exercised, rather than the number of shares of Common Stock actually issued upon exercise, shall be counted against the number of shares of Common Stock available for Awards under the Plan. In no event shall shares of Common Stock repurchased by the Company on the open market using the proceeds from the exercise of an Award increase the number of shares available for future grant of Awards.
(b) Computing the Total Number of Shares of Common Stock Available Under the Plan. For purposes of computing the maximum aggregate number of shares of Common Stock available for issuance under the Plan, the following rules shall apply:
(i) Any shares of Common Stock made subject to Awards of Options or Stock Appreciation Rights shall be counted against the maximum aggregate number of shares of Common Stock available for issuance under the Plan as one (1) share of Common Stock for every one (1) share of Common Stock granted.
(ii) Any shares of Common Stock made subject to Awards of Options or Stock Appreciation Rights which shares are returned to the Plan pursuant to Section 4(a) shall be returned as one (1) share of Common Stock for every one (1) share of Common Stock granted.
(iii) Any shares of Common Stock made subject to a Full-Value Award (as defined below): (A) granted prior to May 21, 2009, shall be counted against the maximum aggregate number of shares of Common Stock available for issuance under the Plan as one (1) share of Common Stock for every one (1) share of Common Stock granted; (B) granted on or after May 21, 2009 but prior to May 17, 2012, shall be counted against the maximum aggregate number of shares of Common Stock available for issuance under the Plan as 1.5 shares of Common Stock for every one (1) share of Common Stock granted; (C) granted on or after May 17, 2012 but prior to May 22, 2014, shall be counted against the maximum aggregate number of shares of Common Stock available for issuance under the Plan as 1.86 shares of Common Stock for every one (1) share of Common Stock granted; (D) granted on or after May 22, 2014, shall be counted against the maximum aggregate number of shares of Common Stock available for issuance under the Plan as 2.3 shares of Common Stock for every one (1) share of Common Stock granted; (E) granted on or after May 25, 2023, shall be counted against the maximum aggregate number of shares of Common Stock available for issuance under the Plan as 1.6 shares of Common Stock for every one (1) share of Common Stock granted and (F) granted on or after May 23, 2024 shall be counted against the maximum aggregate number of shares of Common Stock available for issuance under the Plan as 1.0 shares of Common Stock for every one (1) share of Common Stock granted. A “Full-Value Award” is an Award of Restricted Stock, a Restricted Stock Unit Award, an Other Stock Unit Award or a Performance Award (as defined below).
(iv) Any shares of Common Stock made subject to a Full-Value Award which shares are returned to the Plan pursuant to Section 4(a): (A) shall be returned as one (1) share of Common Stock for every one (1) share of Common Stock granted prior to May 21, 2009; (B) shall be returned as 1.5 shares of Common Stock for every one (1) share of Common Stock granted on or subsequent to May 21, 2009 and prior to May 17, 2012; (C) shall be returned as 1.86 shares of Common Stock for every one (1) share of Common Stock granted on or subsequent to May 17, 2012 and prior to May 22, 2014; (D) shall be returned as 2.3 shares of Common Stock for every one (1) share of Common Stock granted on or subsequent to May 22, 2014 and prior to May 25, 2023; and (E) shall be returned as 1.6 shares of Common Stock for every one (1) share of Common Stock granted on or subsequent to May 25, 2023 and prior to May 23, 2024. Beginning on May 23, 2024, any shares of Common Stock subject to a Full-Value Award that are returned to the Plan will be returned as 1.0 shares of Common Stock for every one (1) share of Common Stock subject to such Award.
(c) Sublimits.
(i) Per Participant Limit. The maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan shall be 1,000,000 per calendar year. For purposes of the foregoing limit, the combination of an Option in tandem with a SAR (as each is hereafter defined) shall be treated as a single Award. For the avoidance of doubt, all shares of Common Stock underlying Awards granted under the Plan shall be counted on a one-for-one basis for purposes of the sublimit set forth in this section.
(ii) Limit Applicable to Non-Employee Directors. In any calendar year, the sum of cash compensation paid to any non-employee director for service as a director and the value of Awards under the Plan made to such non-employee director (calculated based on the grant date fair value of such Awards for financial reporting purposes) shall not exceed $1,000,000.
(d) Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock unit awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan, including provisions that preserve the aggregate option spread as of the closing date of any such transaction in a manner that complies with Section 409A of the Code. Substitute Awards shall not count against the overall share limit set forth in Section 4(a), except as may be required by reason of Section 422 and related provisions of the Code.

5. Stock Options
(a) General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option that is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a “Nonstatutory Stock Option”.
(b) Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of Emergent BioSolutions Inc., any of Emergent BioSolutions Inc.’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or for any action taken by the Board, including without limitation the conversion of an Incentive Stock Option to a Nonstatutory Stock Option.
(c) Exercise Price. The Board shall establish the exercise price of each Option and specify such exercise price in the applicable option agreement; provided, however, that the exercise price shall not be less than 100% of the Fair Market Value (as defined below) on the date the Option is granted. If a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company, and an Incentive Stock Option is granted to such Participant, the exercise price of such Incentive Stock Option shall not be less than 110% of the Fair Market Value on the grant date. Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above as a substitution for a stock option or stock appreciation right in accordance with and pursuant to Section 424 of the Code, in the case of an Incentive Stock Option, and pursuant to Section 409A of the Code, in the case of an Option not intended to qualify as an Incentive Stock Option (such options, “Non-Qualified Stock Options”).
(d) Duration and Vesting of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement subject to the limitations of the Plan; provided, however, that no Option granted before March 6, 2012 will be granted for a term in excess of 10 years and no Option granted on or after March 6, 2012 will be granted for a term in excess of 7 years. Notwithstanding the foregoing, if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company, and an Incentive Stock Option is granted to such Participant, the term of such Incentive Stock Option shall be no more than five (5) years from the date of grant. Subject to Section 10(h), Options that vest solely based on the passage of time shall not vest prior to the first anniversary of the date of grant (or, in the case of Awards to non-employee directors, the earlier of the first anniversary of the date of grant or the date of the first annual meeting held after the date of grant, provided that such vesting period may not be less than 50 weeks after the date of grant). Notwithstanding the foregoing, the Board or the Committee, either at the time the Option is granted or at any time thereafter, may allow an Option to accelerate and become vested, in whole or in part, prior to the vesting date specified above, in the event of the death or disability of the Participant. Options that do not vest solely based on the passage of time shall not vest prior to the first anniversary of the date of grant (or, in the case of Awards to non-employee directors, the earlier of the first anniversary of the date of grant or the date of the first annual meeting held after the date of grant, provided that such vesting period may not be less than 50 weeks after the date of grant). The foregoing minimum vesting requirements shall not apply to Awards granted, in the aggregate, for up to 5% of the authorized number of shares specified in Section 4(a). For the avoidance of doubt, all shares of Common Stock underlying Awards granted under the Plan shall be counted on a one-for-one basis for purposes of the minimum vesting provision set forth in this section.
(e) Exercise of Option. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised. Subject to Section 10(e), shares of Common Stock subject to the Option will be delivered by the Company following exercise either as soon as practicable.
(f) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:
(i) in cash or by check, payable to the order of the Company;
(ii) except as otherwise provided in the applicable option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding; (iii) to the extent provided for in the applicable option agreement or approved by the Board, in its sole discretion, by delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board to be appropriate in a manner consistent with the valuation principles under Sections 409A and 422 of the Code, except as the Board may expressly determine otherwise (“Fair Market Value”), provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Board in its discretion and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements; (iv) to the extent permitted by applicable law and provided for in the applicable option agreement or approved by the Board, in its sole discretion, by (a) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (b) payment of such other lawful consideration as the Board may determine; or (v) by any combination of the above permitted forms of payment.
(g) Limitation on Repricing. Unless such action is approved by the Company’s stockholders or is pursuant to Section 9 of the Plan: (i) outstanding Options granted under the Plan may not be amended to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option, (ii) the Board may also not cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled option, (iii) the Board may not cancel in exchange for a cash payment any outstanding Option with an exercise price per share above the then-current Fair Market Value or (iv) the Board may not take any other action under the Plan that constitutes a “repricing” under the rules of the New York Stock Exchange (“NYSE”).
(h)  Dividends and Dividend Equivalents. Notwithstanding any other provision of the Plan, no Dividends or Dividend Equivalents may be paid with respect to any Option granted under the Plan. For the avoidance of doubt, to the extent that an Option is settled in shares of Common Stock, the recipient will be eligible to receive Dividends on such shares after settlement on the same basis as any other stockholder of the Company.
6. Stock Appreciation Rights
(a) General. A Stock Appreciation Right, or SAR, is an Award entitling the holder, upon exercise, to receive an amount of Common Stock determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of Common Stock. The date as of which such appreciation or other measure is determined shall be the exercise date.
(b) Grants. Stock Appreciation Rights may be granted in tandem with, or independently of, Options granted under the Plan.
(i) Tandem Awards. When Stock Appreciation Rights are expressly granted in tandem with Options, (i) the Stock Appreciation Right will be exercisable only at such time or times, and to the extent, that the related Option is exercisable (except to the extent designated by the Board in connection with a Reorganization Event or a Change in Control Event) and will be exercisable in accordance with the procedure required for exercise of the related Option; (ii) the Stock Appreciation Right will terminate and no longer be exercisable upon the termination or exercise of the related Option, except to the extent designated by the Board in connection with a Reorganization Event or a Change in Control Event and except that a Stock Appreciation Right granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the Stock Appreciation Right; (iii) the Option will terminate and no longer be exercisable upon the exercise of the related Stock Appreciation Right; and (iv) the Stock Appreciation Right will be transferable only with the related Option. No tandem SAR may have a base amount that is less than 100% of the fair market value of a share of Common Stock on the date of grant. No tandem SAR granted prior to March 6, 2012 may have a term of more than ten (10) years from the date of grant and no tandem SAR granted on or after March 6, 2012 may have a term of more than seven (7) years from the date of grant.
(ii) Independent SARs. A Stock Appreciation Right not expressly granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Board may specify in the SAR Award; provided, however, that the base amount specified on the date of grant to calculate appreciation shall be no less than 100% of the fair market value of a share of Common Stock on the date of grant and the maximum term of any Stock Appreciation Right shall (i) with respect to Stock Appreciation Rights granted prior to March 6, 2012, be no more than ten (10) years from the date of grant and (ii) with respect to Stock Appreciation Rights granted on or after March 6, 2012 be no more than seven (7) years from the date of grant.
(c) Exercise. Stock Appreciation Rights may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board, together with any other documents required by the Board.
(d) Vesting. Subject to Section 10(h), Stock Appreciation Rights that vest solely based on the passage of time shall not vest prior to the first anniversary of the date of grant (or, in the case of Awards to non-employee directors, the earlier of the first anniversary of the date of grant or the date of the first annual meeting held after the date of grant, provided that such vesting period may not be less than 50 weeks after the date of grant). Notwithstanding the foregoing, the Board or the Committee, either at the time the Stock Appreciation Right is granted or at any time thereafter, may allow an Stock Appreciation Right to accelerate and become vested, in whole or in part, prior to the vesting date specified above, in the event of the death or disability of the Participant. Stock Appreciation Rights that do not vest solely based on the passage of time shall not vest prior to the first anniversary of the date of grant (or, in the case of Awards to non-employee directors, the earlier of the first anniversary of the date of grant or the date of the first annual meeting held after the date of grant, provided that such vesting period may not be less than 50 weeks after the date of grant). The foregoing minimum vesting requirements shall not apply to Awards granted, in the aggregate, for up to 5% of the authorized number of shares specified in Section 4(a). For the avoidance of doubt, all shares of Common Stock underlying Awards granted under the Plan shall be counted on a one-for-one basis for purposes of the minimum vesting provision set forth in this section.
(e) Limitation on Repricing. Unless such action is approved by the Company’s stockholders or is pursuant to Section 9 of the Plan: (i) outstanding Stock Appreciation Rights granted under the Plan may not be amended to provide a base price per share that is lower than the then-current base price per share of such outstanding Stock Appreciation Right, (ii) the Board may also not cancel any outstanding stock appreciation right (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan covering the same or a different number of shares of Common Stock and having a base price per share lower than the then-current base price per share of the cancelled stock appreciation right, (iii) the Board may not cancel in exchange for a cash payment any outstanding Stock Appreciation Right with a base price per share above the then-current Fair Market Value or (iv) the Board may not take any other action under the Plan that constitutes a “repricing” under the rules of the NYSE.
(f) Dividends and Dividend Equivalents. Notwithstanding any other provision of the Plan, no Dividends or Dividend Equivalents may be paid with respect to any Stock Appreciation Right granted under the Plan. For the avoidance of doubt, to the extent that a Stock Appreciation Right is settled in shares of Common Stock, the recipient will be eligible to receive Dividends on such shares after settlement on the same basis as any other stockholder of the Company.

7. Restricted Stock; Restricted Stock Units
(a) General. The Board may grant Awards entitling recipients to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. Instead of granting Awards for Restricted Stock, the Board may grant restricted stock unit Awards entitling the recipient to receive shares of Common Stock to be delivered at the time such shares of Common Stock vest (“Restricted Stock Units”) (Restricted Stock and Restricted Stock Units are each referred to herein as a “Restricted Stock Award”).
(b) Terms and Conditions for all Restricted Stock Awards. The Board shall determine the terms and conditions of a Restricted Stock Award, including the conditions for vesting and repurchase (or forfeiture) and the issue price, provided that for Restricted Stock Awards granted on or after January 1, 2023, the following minimum vesting provisions shall apply. Subject to Section 10(h), Restricted Stock Awards that vest solely based on the passage of time shall not vest prior to the first anniversary of the date of grant (or, in the case of Awards to non-employee directors, the earlier of the first anniversary of the date of grant or the date of the first annual meeting held after the date of grant, provided that such vesting period may not be less than 50 weeks after the date of grant). Subject to Section 10(h), Restricted Stock Awards that do not vest solely based on the passage of time shall not vest prior to the first anniversary of the date of grant (or, in the case of Awards to non-employee directors, the earlier of the first anniversary of the date of grant or the date of the first annual meeting held after the date of grant, provided that such vesting period may not be less than 50 weeks after the date of grant). Notwithstanding any other provision of the Plan (other than Section 10(i), if applicable), the Board or Committee may, either at the time a Restricted Stock Award is made or at any time thereafter, waive any right to repurchase shares of Common Stock (or waive the forfeiture thereof) or remove or modify the restrictions applicable to the Restricted Stock Award, in whole or in part, in the event of the death or disability of the Participant. The foregoing minimum vesting requirements shall not apply to Awards granted, in the aggregate, for up to 5% of the authorized number of shares specified in Section 4(a). For the avoidance of doubt, all shares of Common Stock underlying Awards granted under the Plan shall be counted on a one-for-one basis for purposes of the minimum vesting provisions set forth in this section.
(c) Additional Provisions Relating to Restricted Stock
(i) Dividends. Unless otherwise provided in the applicable Award agreement, any dividends (whether paid in cash, stock or property) declared and paid by the Company (“Dividends”) with respect to shares of Restricted Stock (“Unvested Dividends”) shall vest and be paid to the Participant only if and when such shares become free from the restrictions on forfeitability that apply to such shares. Each payment of Unvested Dividends will be made no later than the end of the calendar year in which the dividends are paid to stockholders of that class of stock or, if later, the 15th day of the third month following the date the shares of Restricted Stock are no longer subject to a substantial risk of forfeiture (i.e., no later than the 15th day of the third month following the date on which the shares of Restricted Stock vest).
(ii) Stock Certificates. The Company may require that any stock certificates issued in respect of shares of Restricted Stock shall be deposited in escrow by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, “Designated Beneficiary” shall mean the Participant’s estate.
(d) Additional Provisions Relating to Restricted Stock Units
(i) Settlement. Upon the vesting of and/or lapsing of any other restrictions (i.e., settlement) with respect to each Restricted Stock Unit, the Participant shall be entitled to receive from the Company such number of shares of Common Stock or an amount of cash equal to the Fair Market Value of such number of shares of Common Stock, as provided in the applicable Award agreement. The Board may, in its discretion, provide that settlement of Restricted Stock Units shall be deferred, on a mandatory basis or at the election of the Participant, to the extent consistent with and permitted by Section 409A of the Code.
(ii) Voting Rights. A Participant shall have no voting rights with respect to any Restricted Stock Units.
(iii) Dividend Equivalents. To the extent provided by the Board, in its sole discretion, a grant of Restricted Stock Units may provide Participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of Common Stock (“Dividend Equivalents”). Dividend Equivalents may be settled in cash and/or shares of Common Stock and shall be subject to the same restrictions on vesting, transfer, and forfeitability as the Restricted Stock Units with respect to which paid, as determined by the Board in its sole discretion, subject in each case to such terms and conditions as the Board shall establish, in each case to be set forth in the applicable Award agreement.
8. Other Stock-Unit Awards
Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, may be granted hereunder to Participants (“Other Stock Unit Awards”), including without limitation Awards entitling recipients to receive shares of Common Stock to be delivered in the future. Such Other Stock Unit Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock Unit Awards may be paid in shares of Common Stock or cash, as the Board shall determine. Subject to the provisions of the Plan, the Board shall determine the terms and conditions of each Other Stock Unit Award, including any purchase price applicable thereto, provided that for Other Stock Unit Awards granted on or after January 1, 2023, the following minimum vesting provisions shall apply.

Subject to Section 10(h), Other Stock Unit Awards granted to Participants other than non-employee directors that vest solely based on the passage of time shall not vest prior to the first anniversary of the date of grant (or, in the case of Awards to non-employee directors, the earlier of the first anniversary of the date of grant or the date of the first annual meeting held after the date of grant, provided that such vesting period may not be less than 50 weeks after the date of grant). Subject to Section 10(h), Other Stock Unit Awards that do not vest solely based on the passage of time shall not vest prior to the first anniversary of the date of grant (or, in the case of Awards to non-employee directors, the earlier of the first anniversary of the date of grant or date of the first annual meeting held after the date of grant, provided that such vesting period may not be less than 50 weeks after the date of grant).
Notwithstanding any other provision of the Plan (other than Section 10(i), if applicable), the Board or Committee may, either at the time an Other Stock Unit Award is made or at any time thereafter, waive any right to repurchase shares of Common Stock (or waive the forfeiture thereof) or remove or modify the restrictions applicable to the Other Stock Unit Award, in whole or in part, in the event of the death or disability of the Participant. The foregoing minimum vesting requirements shall not apply to Awards granted, in the aggregate, for up to 5% of the authorized number of shares specified in Section 4(a)(1). For the avoidance of doubt, all shares of Common Stock underlying Awards granted under the Plan shall be counted on a one-for-one basis for purposes of the minimum vesting provisions set forth in this section.
To the extent provided by the Board, in its sole discretion, a grant of an Other Stock Unit Award may provide Participants with the right to receive Dividend Equivalents with respect to such Other Stock Unit Award. Dividend Equivalents may be settled in cash and/or shares of Common Stock and shall be subject to the same restrictions on vesting, transfer, and forfeitability as the Other Stock Unit Award with respect to which paid, as determined by the Board in its sole discretion, subject in each case to such terms and conditions as the Board shall establish, in each case to be set forth in the applicable Award agreement.
9. Adjustments for Changes in Common Stock and Certain Other Events
(a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under this Plan, (ii) the limits set forth in Section 4(c), (iii) the share-and per-share provisions and the exercise price of each SAR, (iv) the number of shares subject to and the repurchase price per share subject to each outstanding Restricted Stock Award, and (v) the share-and per-share-related provisions and the purchase price, if any, of each outstanding Other Stock Unit Award, shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent determined by the Board; provided, however, that each adjustment to Non-Qualified Stock Options shall satisfy the requirements of Treasury Regulation § 1.409A-1(b)(5)(v)(D) (or any successor regulation) and each adjustment to Incentive Stock Options shall satisfy the requirements of Treasury Regulation § 1.424-1 (or any successor regulation). Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to any outstanding Options are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then optionees who exercise such Options between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.
(b) Reorganization and Change in Control Events
(i) Definitions
(A) A “Reorganization Event” shall mean:
(1) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled;
(2) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction; or
(3) any liquidation or dissolution of the Company.
(B) A “Change in Control Event” shall mean:
(1) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d 3 promulgated under the Exchange Act) 50% or more of either (x) the aggregate number of shares of Common Stock then-outstanding (the “Outstanding Company Common Stock”) or (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (1), the following acquisitions shall not constitute a Change in Control Event: (A) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (C) any acquisition by any corporation pursuant to a Business Combination (as defined below) which complies with clauses (x) and (y) of subsection (3) of this definition; or
(2) such time as the Continuing Directors (as defined below) do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term “Continuing Director” means at any date a member of the Board (x) who was a member of the Board on the date of the initial adoption of this Plan by the Board or (y) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (y) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or (3) the consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company’s assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the “Acquiring Corporation”) in substantially the same proportions as their ownership of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively, immediately prior to such Business Combination and (y) no Person (excluding any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, 50% or more of the then-outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination); or
(3) the liquidation or dissolution of the Company.
(C) “Good Reason” shall mean any significant diminution in the Participant’s title, authority, or responsibilities from and after such Reorganization Event or Change in Control Event, as the case may be, or any reduction in the annual cash compensation payable to the Participant from and after such Reorganization Event or Change in Control Event, as the case may be, or the relocation of the place of business at which the Participant is principally located to a location that is greater than 50 miles from its location immediately prior to such Reorganization Event or Change in Control Event.
(D) “Cause” shall mean any (i) willful failure by the Participant, which failure is not cured within 30 days of written notice to the Participant from the Company, to perform his or her material responsibilities to the Company, (ii) willful misconduct by the Participant which affects the business reputation of the Company, (iii) material breach by the Participant of any employment, consulting, confidentiality, non-competition or non-solicitation agreement with the Company, (iv) conviction or plea of nolo contendere (no contest) by the Participant to a felony, or (v) commission by the Participant of any act involving fraud, theft or dishonesty with respect to the Company’s business or affairs. The Participant shall be considered to have been discharged for “Cause” if the Company determines, within 30 days after the Participant’s resignation, that discharge for Cause was warranted.
(ii) Effect on Options
(A) Reorganization Event. Upon the occurrence of a Reorganization Event (regardless of whether such event also constitutes a Change in Control Event), or the execution by the Company of any agreement with respect to a Reorganization Event (regardless of whether such event will result in a Change in Control Event), the Board shall provide that all outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof); provided that if such Reorganization Event also constitutes a Change in Control Event, except to the extent specifically provided to the contrary in the instrument evidencing any Option or any other agreement between a Participant and the Company such assumed or substituted options shall become immediately exercisable in full if, on or prior to the first anniversary of the date of the consummation of the Reorganization Event, the Participant’s employment with the Company or the acquiring or succeeding corporation is terminated for Good Reason by the Participant or is terminated without Cause by the Company or the acquiring or succeeding corporation or the Participant’s service on the Board is terminated. For purposes hereof, an Option shall be considered to be assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in value (as determined by the Board) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event. Any substitution of an outstanding Option under this Section 9(b)(ii)(A) shall be made in a manner consistent with the requirements of Treasury Regulation § 1.409A-1(b)(5)(v)(D) (or any successor regulation), in the case of a Non-Qualified Stock Option, and Treasury Regulation §1.424-1(a) (or any successor regulations), in the case of an Incentive Stock Option.
Notwithstanding the foregoing, if the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, some or all of such Options, or in the event of a liquidation or dissolution of the Company, the Board shall, upon written notice to the Participants, provide with respect to any Options that are not to be assumed by an acquiring or succeeding corporation that all then unexercised Options will become exercisable in full as of a specified time prior to the Reorganization Event and will terminate immediately prior to the consummation of such Reorganization Event, except to the extent exercised by the Participants before the consummation of such Reorganization Event; provided, however, that in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Reorganization Event (the “Acquisition Price”), then the Board may instead provide that, subject to Code section 409A, all such outstanding Options shall terminate upon consummation of such Reorganization Event and that each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options and any applicable tax withholdings.
(B) Change in Control Event that is not a Reorganization Event. Upon the occurrence of a Change in Control Event that does not also constitute a Reorganization Event, except to the extent specifically provided to the contrary in the instrument evidencing any Option or any other agreement between a Participant and the Company, then outstanding Options shall continue to become vested in accordance with the original vesting schedule set forth in such Option, provided, however, that each such Option shall be immediately exercisable in full if, on or prior to the first anniversary of the date of the consummation of the Change in Control Event, the Participant’s employment with the Company or the acquiring or succeeding corporation is terminated for Good Reason by the Participant or is terminated without Cause by the Company or the acquiring or succeeding corporation.
(iii) Effect on Restricted Stock Awards and Performance Awards
(A) Reorganization Event that is not a Change in Control Event. Upon the occurrence of a Reorganization Event that is not a Change in Control Event, the repurchase and other rights of the Company under each outstanding Restricted Stock Award or Performance Award shall inure to the benefit of the Company’s successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award or Performance Award.
(B) Change in Control Event.
(1) Restricted Stock Awards. Upon the occurrence of a Change in Control Event (regardless of whether such event also constitutes a Reorganization Event), except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock Award or any other agreement between a Participant and the Company, each then outstanding Restricted Stock Award shall continue to become free from conditions or restrictions in accordance with the original schedule set forth in such Restricted Stock Award, provided, however, that each such Restricted Stock Award shall immediately become free from all conditions or restrictions if, on or prior to the first anniversary of the date of the consummation of the Change in Control Event, the Participant’s employment with the Company or the acquiring or succeeding corporation is terminated for Good Reason by the Participant or is terminated without Cause by the Company or the acquiring or succeeding corporation. However, in the event that the acquiring or succeeding corporation does not assume a Restricted Stock Award, then such Restricted Stock Award shall become free from all conditions or restrictions immediately prior to the consummation of such Change in Control Event. Notwithstanding the foregoing, a Restricted Stock Award that is a Performance Award shall be treated pursuant to Section 9(b)(iii)(B)(2).
(2) Performance Awards. Upon the occurrence of a Change in Control Event (regardless of whether such event also constitutes a Reorganization Event), except to the extent specifically provided to the contrary in the instrument evidencing any Performance Award or any other agreement between a Participant and the Company, the Board shall provide that all outstanding Performance Awards shall be converted into Restricted Stock or Restricted Stock Units, as applicable, and assumed by the acquiring or succeeding corporation (or an affiliate thereof) in accordance with the following procedure: The Board shall use the actual performance (or target performance, if actual performance cannot be determined) as of the consummation of the Change in Control Event, to determine the number of shares of Common Stock underlying a Performance Award to be converted into Restricted Stock or Restricted Stock Units (a “Converted Performance Award”) and the remainder of the Performance Award shall be terminated; provided that such conversion and termination shall be contingent upon the consummation of the Change in Control Event. Any such Converted Performance Awards that are assumed by the acquiring or succeeding corporation (or an affiliate thereof) shall be denominated in the common stock of the acquiring or succeeding corporation (or an affiliate thereof) and shall vest in full at the conclusion of the performance period applicable to the original Performance Award, subject to the Participant’s continued employment with the Company or the acquiring or succeeding corporation through the last day of such performance period; provided, however, that each such Converted Performance Award shall immediately become free from all conditions or restrictions if, on or prior to the first anniversary of the date of the consummation of the Change in Control Event, the Participant’s employment with the Company or the acquiring or succeeding corporation is terminated for Good Reason by the Participant or is terminated without Cause by the Company or the acquiring or succeeding corporation. Any Converted Performance Award that becomes vested in accordance with this paragraph shall, to the extent not already delivered to the Participant, be delivered within 10 days of the vesting date. However, in the event that the acquiring or succeeding corporation does not assume a Converted Performance Award, then such Converted Performance Award shall become free from all conditions or restrictions immediately prior to the consummation of such Change in Control Event.
(iv) Effect on Stock Appreciation Rights and Other Stock Unit Awards
The Board may specify in an Award at the time of the grant the effect of a Reorganization Event and Change in Control Event on any SAR and Other Stock Unit Award. If the acquiring or succeeding corporation assumes or substitutes an outstanding SAR or Other Stock Unit Award, such assumption or substitution shall be done in the same manner as an Option or a Restricted Stock Award that is not a Performance Award, as applicable, and in addition shall be made in a manner consistent with the requirements of Treasury Regulation § 1.409A-1(b)(5)(v)(D) (or any successor regulation), in the case of a Non-Qualified Stock Option, and Treasury Regulation §1.424-1(a) (or any successor regulations), in the case of an Incentive Stock Option. If the acquiring or succeeding corporation does not assume or substitute a SAR, such SAR shall be treated in the same manner as an Option, and if the acquiring or succeeding corporation does not assume or substitute an Other Stock Unit Award that is not a Performance Award, such Other Stock Unit Award shall be treated in the same manner as a Restricted Stock Award that is not a Performance Award.
10. General Provisions Applicable to Awards
(a) Transferability of Awards. Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant, except as may be otherwise provided in an Award agreement; provided, however, that the gratuitous transfer of the Award by the Participant to or for the benefit of any immediate family member, domestic partner, family trust or other entity established for the benefit of the Participant and/or an immediate family member thereof if, with respect to such proposed transferee, the Company would be eligible to use a Registration Statement on Form S-8 for the registration of the sale of the Common Stock subject to such Award under the Securities Act; provided, further, that the Company shall not be required to recognize any such transfer until such time as the Participant and such authorized transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award; and, provided, further, that no option intended to be an incentive stock option shall be transferable unless the Board shall otherwise permit. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.
(b) Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.
(c) Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.
(d) Termination of Status. The Board shall determine the effect on an Award of the disability, death, termination of employment, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.
(e) Withholding. The Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Common Stock under an Award. The Company may decide to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise or release from forfeiture of an Award or, if the Company so requires, at the same time as is payment of the exercise price unless the Company determines otherwise. If provided for in an Award or approved by the Board in its sole discretion, a Participant may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income), except that, to the extent that the Company is able to retain shares of Common Stock having a Fair Market Value that exceeds the statutory minimum applicable withholding tax without financial accounting implications or the Company is withholding in a jurisdiction that does not have a statutory minimum withholding tax, the Company may retain such number of shares of Common Stock (up to the number of shares having a fair market value equal to the maximum individual statutory rate of tax (determined by (or in a manner approved by) the Company)) as the Company shall determine in its sole discretion to satisfy the tax liability associated with any Award. Shares surrendered to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.
(f) Amendment of Award. Except as otherwise provided in Sections 5(g) and 6(e) with respect to repricings or Section 11(d) with respect to actions requiring stockholder approval, the Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided either (i) that the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant or (ii) that the change is permitted under Section 9 hereof; provided further, notwithstanding anything to the contrary herein, the Board shall have no authority to amend, modify or terminate any outstanding Award that has the same effect of actions expressly prohibited by Section 5(g) and requires approval by the Company’s stockholders.
(g) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.
(h) Acceleration. Except as otherwise provided in Sections 5(d), 6(d), 7(b), 8 and 10(i) with respect to minimum vesting of Awards, the Board may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be. Additionally, notwithstanding the minimum vesting requirements provided in Sections 5(d), 6(d), 7(b), 8 and 10(i), and to the extent permitted by or consistent with Section 409A of the Code, upon the Participant’s termination due to the Participant’s death or disability, the Board may, at the time of grant or at any other time, provide that such Participant’s award shall immediately become vested and/or exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be, regardless of whether the first anniversary of the date of grant has occurred (or, in the case of Awards to non-employee directors, regardless of whether the earlier of the first anniversary of the date of grant or the date of the first annual meeting held after the date of grant has occurred).
(i) Performance Awards. Restricted Stock Awards and Other Stock Unit Awards under the Plan may be made subject to the achievement of performance goals pursuant to this Section 10(i) (“Performance Awards”), subject to the limit in Section 4(c) on shares covered by such grants. Performance Awards can also provide for cash payments of up to $2,000,000 per calendar year per individual. Subject to Section 10(h), Performance Awards shall not vest prior to the first anniversary of the date of grant. If Dividends or Dividend

Equivalents are granted in connection with a Performance Award, such Dividend or Dividend Equivalent shall be paid only if the performance goal or goals associated with such Performance Award are satisfied. The Committee shall have the power to impose such other restrictions on Performance Awards as it may deem necessary or appropriate.
11. Miscellaneous
(a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.
(b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares.
(c) Effective Date and Term of Plan. The Plan shall become effective immediately prior to the closing of the Company’s initial public offering. No Awards shall be granted prior to (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company’s stockholders. The Plan shall expire on May 23, 2028.
(d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time; provided, however, that, to the extent determined by the Board, no amendment requiring stockholder approval under any applicable legal, regulatory or listing requirement shall become effective until such stockholder approval is obtained; provided further, that stockholder approval shall be required for any amendment to the Plan that (i) materially increases the number of shares of Common Stock available for issuance under the Plan (other than an increase to reflect an adjustment described in Section 9) or (ii) materially expands the class of service providers eligible to participate in the Plan.
(e) Authorization of Sub-Plans. The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities or tax laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to this Plan containing (i) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.
(f) Provisions for Foreign Participants. The Board may modify Awards or Options granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.
(g) Compliance with Code Section 409A. It is intended that the provisions of the Plan and any Award granted thereunder comply with or be exempt from Section 409A of the Code and the Treasury regulations thereunder (together, “Section 409A”), and all provisions of the Plan and any Award shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A. If an Award that is subject to Section 409A is payable upon a Change in Control Event which is not a permissible payment event or time (as described in Treasury Regulation § 1.409A-3) then, for purposes of payment of such Award, no Change in Control Event shall be deemed to have occurred with respect to that Award unless and until there occurs a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company (within the meaning in accordance with Treasury Regulation § 1.409A-3(i)(5)). To the extent required or advisable to avoid a violation of Section 409A, no discretion to require payment of an Award that is subject to Section 409A upon a Change in Control Event shall be exercised if not set forth in writing by the time required under Section 409A. If an Award is subject to Section 409A and payment is due upon a termination of employment or service, payment shall only be made if such termination constitutes a “separation from service” within the meaning of Section 409A. If an Award is subject to Section 409A and payment is due upon a Grantee’s disability, payment shall be made upon a determination by the Administrator that the Grantee is disabled within the meaning of Treasury Regulation § 1.409A-3(i)(4). If an Award is subject to Section 409A, any payment made to a Grantee who is a “specified employee” (within the meaning of Section 409A) of the Company or any Subsidiary shall not be made before the date that is six months after the Grantee’s “separation from service” (within the meaning of Section 409A) to the extent required to avoid the adverse consequences of Section 409A. Nothing in this Plan or in an Award agreement shall be interpreted or construed to transfer any liability for any tax (including a tax or penalty due as a result of a failure to comply with Section 409A) to the Company or to any other individual or entity, and the Company shall have no liability to a Grantee, or any other party, if an Award that is intended to be exempt from, or compliant with, Section 409A is not so exempt or compliant.
(h) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such state.
Approved by the Compensation Committee of the Board of Directors of Emergent BioSolutions Inc. on March 26, 2024.